UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 23, 2026

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series C Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 23, 2026, the Nasdaq Hearings Panel notified Immersion Corporation (the “Company”) that it determined to grant the Company’s request to continue its listing on the Nasdaq Stock Market subject to the Company demonstrating compliance with the Listing Rule 5250(c)(1) on or before May 22, 2026 after the Company’s hearing with the Nasdaq Hearings Panel on March 26, 2026.

As previously disclosed on March 24, 2026, the Company received an additional delinquency notice (the “Staff Determination Letter”) from the Nasdaq Listing Qualifications Staff based on the Company’s failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2026 indicating that such failure to file with the Securities and Exchange Commission (the “SEC”) on a timely basis could serve as an additional basis for delisting from the Nasdaq. The Company is working diligently to complete the necessary work to file the Form 10-Q for the fiscal quarter ended January 31, 2026 as soon as practicable to regain compliance with SEC requirements and Nasdaq listing standards.

Forward-Looking Statements

Certain statements made in this report constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated filing of its Form 10-Q for the fiscal quarter ended January 31, 2026. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this report are made only as of the date of this report, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	April 24, 2026	By:	/s/ J. Michael Dodson
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer